UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2014

WESTERN ASSET

CORPORATE BOND

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Corporate Bond Fund for the twelve-month reporting period ended December 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

II	Western Asset Corporate Bond Fund

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the twelve months ended December 31, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy then gained further momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce’s initial estimate showed that fourth quarter 2014 GDP growth was 2.6%. Moderating growth was due to several factors, including an upturn in imports, a downturn in federal government spending and decelerations in nonresidential fixed investment and in exports.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, but generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While the PMI dipped to 56.6 in September, it rose back to 59.0 in October. Manufacturing activity then moderated over the last two months of the year and the PMI was 55.5 in December. However, for 2014 as a whole the PMI averaged 55.8, the best annual reading since 2010.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment generally declined throughout the reporting period and reached a low of 5.6% in December 2014, the lowest level since June 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of

Western Asset Corporate Bond Fund	III

Investment commentary (cont’d)

$40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. During its last meeting of the year that concluded on December 17, 2014, the Fed said that “Based on its current assessment, the Committee judges that it can be patient …to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time….” Finally, at its meeting that ended on January 28, 2015, after the reporting period ended, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Corporate Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in corporate debt securities (including notes, bonds, debentures and commercial paper) and at least 80% of its assets in “investment grade” debt securities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories (that is, securities rated in the Baa/BBB categories or above) or, if unrated, securities that we determined to be of comparable quality. These securities may be secured or unsecured, may be issued by U.S. or foreign entities and may carry variable or floating rates of interest.

The Fund also may invest in U.S. government securities and U.S. dollar denominated fixed-income securities of foreign issuers. The Fund may invest up to 25% of its assets in non-U.S. dollar denominated fixed-income securities of foreign issuers. The Fund intends to invest not more than 10% of its assets in non-U.S. dollar denominated fixed-income securities of foreign issuers for which the Fund has not implemented a currency hedge. The Fund may invest in securities of any maturity or durationi.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. spread sectors (non-Treasuries) generated positive results and largely outperformed equal-duration Treasuries over the twelve months ended December 31, 2014. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)ii, and numerous geopolitical issues. However, these factors were largely overshadowed by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Short-term Treasury yields moved higher, whereas longer-term Treasury yields declined during the twelve months ended December 31, 2014. Two-year Treasury yields rose from 0.38% at the beginning of the period to 0.67% at the end of the period. Their peak of 0.73% occurred on December 23, December 24 and

Western Asset Corporate Bond Fund 2014 Annual Report	1

Fund overview (cont’d)

December 26, 2014, and they were as low as 0.30% in early February 2014. Ten-year Treasury yields were at a peak of 3.04% when the reporting period began and reached a low of 2.07% on December 16, 2014. They ended the reporting period at 2.17%.

All told, the Barclays U.S. Aggregate Indexiii returned 5.97% for the twelve months ended December 31, 2014. The overall credit market, as represented by the Barclays U.S. Credit Index (the “Index”)iv returned 7.49% over the same period. During this period, as measured by the Index, lower-rated BBB-rated bonds significantly outperformed highly-rated AAA-rated securities, returning 8.34% and 3.71%, respectively. Comparatively, riskier fixed-income securities, including high-yield bonds, produced weaker results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 2.46%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocations to the Financials and Consumer Non-Cyclicals1 sectors, as well as its high-yield corporate bond exposure. In contrast, we reduced the Fund’s exposure to cash, as well as its allocations to the Non-Corporate and Basic Industry2 sectors. From a credit quality perspective, we added to the Fund’s allocation to securities rated A and pared its exposure to securities rated BBB. We actively participated in the new issue market and purchased securities that we felt were attractively valued.

During the reporting period, Treasury futures, which were used to manage the Fund’s duration and yield curvevi positioning, detracted from performance. Credit default swaps, which were used to manage the Fund’s credit exposure, did not significantly impact performance. Investment-grade index swaps (CDX), which were used to manage our investment-grade exposure, did not meaningfully impact performance. Finally, the use of currency forwards to gain currency exposure did not meaningfully impact performance.

Performance review

For the twelve months ended December 31, 2014, Class A shares of Western Asset Corporate Bond Fund, excluding sales charges, returned 8.14%. The Fund’s unmanaged benchmark, the Barclays U.S. Credit Index, returned 7.49% for the same period. The Lipper Corporate Debt Funds BBB-Rated Category Average3 returned 7.07% over the same time frame.

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.
[2]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.
[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 194 funds in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset Corporate Bond Fund 2014 Annual Report

Performance Snapshot as of December 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Corporate Bond Fund:
Class A	1.31%	8.14%
Class B1	0.88%	7.08%
Class C	0.93%	7.27%
Class C1♦	1.14%	7.62%
Class I	1.55%	8.49%
Class P	1.24%	8.00%
Barclays U.S. Credit Index	1.69%	7.49%
Lipper Corporate Debt Funds BBB-Rated Category Average[2]	1.50%	7.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2014 for Class A, Class B, Class C, Class C1, Class I and Class P shares were 3.33%, 2.88%, 2.70%, 3.11%, 3.75%, and 3.34%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class C shares would have been 2.67%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1, Class I and Class P shares were 1.03%, 1.81%, 1.96%, 1.50%, 0.72% and 1.19%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2014, including the reinvestment of all distributions, including returns of , if any, calculated among the 205 funds for the six-month period and among the 194 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

♦

Effective August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Corporate Bond Fund 2014 Annual Report	3

Fund overview (cont’d)

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.75% for Class C shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. In particular, overweight positions in Citigroup, Bank of America and Verizon Communications were additive for results. Citigroup and Bank of America performed well as investor sentiment, overall, improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamental prospects. Fundamental performance at Verizon Communications continued to strengthen, increasing the value of the Fund’s positions.

Sector positioning, overall contributed to the Fund performance during the reporting period. An underweight to Energy, the worst performing sector in the Index during the period, enhanced the Fund’s results. An overweight to the Financials sector was rewarded as it outperformed the Index during the year.

Q. What were the leading detractors from performance?

A. Although the Fund outperformed the Index, the largest detractor from its relative performance during the reporting period was it positioning in a number of sectors. Having underweights to Utilities and Non-Corporates were drags on results given their underperformance versus the Index.

Overweights to a number of individual securities also detracted from performance, including Cliffs Natural Resources. This U.S.-based company specializes in the mining and processing of iron ore and the mining of coal. It was negatively impacted by falling iron ore prices, as well as investor concerns regarding a large amount of debt on the company’s books that is set to mature in the near future.

Thank you for your investment in Western Asset Corporate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2015

RISKS: The Fund is subject to interest rate and credit risks and fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Foreign investments are subject to special risks including currency fluctuations and social, economic and political

4	Western Asset Corporate Bond Fund 2014 Annual Report

uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2014 were: Financials (36.6%), Consumer Discretionary (10.7%), Industrials (7.7%), Consumer Staples (6.9%) and Energy (5.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Corporate Bond Fund 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2014 and December 31, 2013 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Corporate Bond Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2014 and held for the six months ended December 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.31%	$1,000.00	$1,013.10	1.00%	$5.07	Class A	5.00%	$1,000.00	$1,020.16	1.00%	$5.09
Class B	0.88	1,000.00	1,008.80	1.85	9.37	Class B	5.00	1,000.00	1,015.88	1.85	9.40
Class C	0.93	1,000.00	1,009.30	1.75	8.86	Class C	5.00	1,000.00	1,016.38	1.75	8.89
Class C1	1.14	1,000.00	1,011.40	1.49	7.55	Class C1	5.00	1,000.00	1,017.69	1.49	7.58
Class I	1.55	1,000.00	1,015.50	0.68	3.45	Class I	5.00	1,000.00	1,021.78	0.68	3.47
Class P	1.24	1,000.00	1,012.40	1.14	5.78	Class P	5.00	1,000.00	1,019.46	1.14	5.80

Western Asset Corporate Bond Fund 2014 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Corporate Bond Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class C1♦	Class I	Class P
Twelve Months Ended 12/31/14	8.14%	7.08%	7.27%	7.62%	8.49%	8.00%
Five Years Ended 12/31/14	7.80	7.01	N/A	7.18	8.15	7.62
Ten Years Ended 12/31/14	4.79	4.24	N/A	4.14	5.19	N/A
Inception* through 12/31/14	—	—	4.07	—	—	9.78

With sales charges[2]	Class A	Class B	Class C	Class C1♦	Class I	Class P
Twelve Months Ended 12/31/14	3.52%	2.58%	6.27%	6.62%	8.49%	8.00%
Five Years Ended 12/31/14	6.86	6.86	N/A	7.18	8.15	7.62
Ten Years Ended 12/31/14	4.34	4.24	N/A	4.14	5.19	N/A
Inception* through 12/31/14	—	—	4.07	—	—	9.78

Cumulative total returns
Without sales charges[1]
Class A (12/31/04 through 12/31/14)	59.65%
Class B (12/31/04 through 12/31/14)	51.45
Class C (Inception date of 8/1/12 through 12/31/14)	10.12
Class C1♦ (12/31/04 through 12/31/14)	50.00
Class I (12/31/04 through 12/31/14)	65.81
Class P (Inception date of 7/7/09 through 12/31/14)	66.86

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares, Class C shares and Class C1♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1♦ shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, B, C, C1♦, I and P shares are November 6, 1992, January 4, 1982, August 1, 2012, February 26, 1993, February 7, 1996 and July 7, 2009, respectively.

Western Asset Corporate Bond Fund 2014 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Corporate Bond Fund vs. Barclays U.S. Credit Index and Lipper Corporate Debt Funds BBB-Rated Category Average† — December 2004 - December 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Corporate Bond Fund on December 31, 2004, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Credit Index and the Lipper Corporate Debt Funds BBB-Rated Category Average. The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Corporate Debt Funds BBB-Rated Category Average is composed of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the performance of Class A shares indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Corporate Bond Fund 2014 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Corp. Bond	— Western Asset Corporate Bond Fund

Western Asset Corporate Bond Fund 2014 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Corp. Bond	— Western Asset Corporate Bond Fund

12	Western Asset Corporate Bond Fund 2014 Annual Report

Schedule of investments

December 31, 2014

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 88.1%
Consumer Discretionary — 10.7%
Auto Components — 0.3%
Johnson Controls Inc., Senior Notes	3.625%	7/2/24	$1,050,000	$1,061,235
Automobiles — 3.8%
Ford Motor Co., Senior Bonds	9.215%	9/15/21	1,335,000	1,779,244
Ford Motor Co., Senior Notes	4.750%	1/15/43	510,000	540,237
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,470,000	1,822,768
Ford Motor Credit Co., LLC, Senior Notes	3.664%	9/8/24	1,550,000	1,556,240
General Motors Co., Senior Notes	4.875%	10/2/23	1,670,000	1,795,250
General Motors Co., Senior Notes	6.250%	10/2/43	3,510,000	4,210,596
General Motors Co., Senior Notes	5.200%	4/1/45	840,000	888,300
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	1,580,000	1,651,100
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	530,000	541,867
Total Automobiles				14,785,602
Hotels, Restaurants & Leisure — 0.5%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	290,000	304,500
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	940,000	951,750	(a)
Wynn Macau Ltd., Senior Notes	5.250%	10/15/21	820,000	774,900	(a)
Total Hotels, Restaurants & Leisure				2,031,150
Household Durables — 0.6%
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	1,190,000	1,198,925
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	280,000	315,000
Toll Brothers Finance Corp., Senior Notes	4.375%	4/15/23	1,000,000	985,000
Total Household Durables				2,498,925
Internet & Catalog Retail — 0.6%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	2,130,000	2,208,929
Media — 4.4%
21st Century Fox America Inc., Senior Debentures	8.500%	2/23/25	3,850,000	5,227,630
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	1,649,000	2,374,245
Comcast Corp., Senior Notes	3.600%	3/1/24	260,000	273,594
Comcast Corp., Senior Notes	3.375%	2/15/25	60,000	61,427
Comcast Corp., Senior Notes	4.200%	8/15/34	100,000	104,917
COX Communications Inc., Senior Bonds	6.450%	12/1/36	300,000	358,810	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,180,000	1,188,850	(a)
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	960,000	996,000	(a)
TCI Communications Inc., Senior Notes	7.125%	2/15/28	180,000	242,697
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	380,000	490,836

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Annual Report	13

Schedule of investments (cont’d)

December 31, 2014

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Time Warner Cable Inc., Senior Bonds	4.500%	9/15/42	$270,000	$278,652
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	700,000	1,053,432
UBM PLC, Notes	5.750%	11/3/20	1,800,000	1,965,996	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	2,000,000	2,100,000	(a)
WPP Finance 2010, Senior Notes	3.750%	9/19/24	470,000	472,689
Total Media				17,189,775
Multiline Retail — 0.2%
Nordstrom Inc., Senior Notes	5.000%	1/15/44	760,000	871,523
Specialty Retail — 0.3%
Lowe’s Cos. Inc., Senior Notes	3.120%	4/15/22	770,000	789,133
Lowe’s Cos. Inc., Senior Notes	4.250%	9/15/44	310,000	328,764
Total Specialty Retail				1,117,897
Total Consumer Discretionary				41,765,036
Consumer Staples — 6.9%
Beverages — 1.2%
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	1,010,000	1,004,950
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	690,000	690,719
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	240,000	242,797
PepsiCo Inc., Senior Notes	3.600%	3/1/24	360,000	376,799
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	740,000	851,156	(a)
Suntory Holdings Ltd., Bonds	2.550%	9/29/19	1,480,000	1,484,496	(a)
Total Beverages				4,650,917
Food & Staples Retailing — 1.2%
CVS Health Corp., Senior Notes	4.125%	5/15/21	20,000	21,717
CVS Health Corp., Senior Notes	4.000%	12/5/23	1,000,000	1,060,214
Kroger Co., Senior Notes	3.300%	1/15/21	1,200,000	1,219,385
Kroger Co., Senior Notes	3.400%	4/15/22	420,000	428,231
Kroger Co., Senior Notes	4.000%	2/1/24	490,000	515,344
Kroger Co., Senior Notes	8.000%	9/15/29	1,000,000	1,381,249
Total Food & Staples Retailing				4,626,140
Food Products — 1.7%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	1,074,000	1,220,272
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	170,000	174,485
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	950,000	1,049,815
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,506,000	1,707,926
Mondelez International Inc., Senior Notes	4.000%	2/1/24	680,000	712,784
Tyson Foods Inc., Senior Bonds	3.950%	8/15/24	630,000	652,516
WhiteWave Foods Co., Senior Notes	5.375%	10/1/22	1,040,000	1,073,800

See Notes to Financial Statements.

14	Western Asset Corporate Bond Fund 2014 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Food Products — continued
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	$200,000	$204,693	(a)
Total Food Products				6,796,291
Tobacco — 2.8%
Altria Group Inc., Senior Notes	9.700%	11/10/18	1,180,000	1,499,622
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,440,000	1,852,549
Altria Group Inc., Senior Notes	2.850%	8/9/22	470,000	457,469
Altria Group Inc., Senior Notes	10.200%	2/6/39	90,000	157,182
Altria Group Inc., Senior Notes	5.375%	1/31/44	440,000	502,810
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	1,230,000	1,492,595
Lorillard Tobacco Co., Senior Notes	6.875%	5/1/20	150,000	176,882
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	960,000	1,345,677
Philip Morris International Inc., Senior Notes	2.625%	3/6/23	660,000	642,232
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	910,000	964,581
Reynolds American Inc., Senior Notes	3.250%	11/1/22	850,000	829,351
Reynolds American Inc., Senior Notes	4.750%	11/1/42	1,040,000	1,013,208
Total Tobacco				10,934,158
Total Consumer Staples				27,007,506
Energy — 5.8%
Energy Equipment & Services — 1.0%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	250,000	230,000
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	420,000	462,394
Cameron International Corp., Senior Notes	4.000%	12/15/23	780,000	779,470
Halliburton Co., Senior Notes	3.500%	8/1/23	420,000	424,581
Petrofac Ltd., Senior Notes	3.400%	10/10/18	2,084,000	2,057,731	(a)
Total Energy Equipment & Services				3,954,176
Oil, Gas & Consumable Fuels — 4.8%
Continental Resources Inc., Senior Notes	3.800%	6/1/24	50,000	44,813
Devon Energy Corp., Senior Notes	5.600%	7/15/41	110,000	122,636
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	585,000	800,103
Ecopetrol SA, Senior Notes	5.875%	5/28/45	369,000	343,170
GS Caltex Corp., Senior Notes	3.000%	6/18/19	1,120,000	1,104,711	(a)
Hess Corp., Notes	7.875%	10/1/29	107,000	137,244
Kerr-McGee Corp., Notes	6.950%	7/1/24	376,000	460,383
Kinder Morgan Inc., Senior Bonds	5.550%	6/1/45	2,490,000	2,559,725
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	990,000	1,007,951
Lukoil International Finance BV, Senior Notes	3.416%	4/24/18	430,000	366,575	(a)
Marathon Petroleum Corp., Senior Notes	3.625%	9/15/24	960,000	942,707
Noble Energy Inc., Senior Notes	5.250%	11/15/43	190,000	193,674

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Annual Report	15

Schedule of investments (cont’d)

December 31, 2014

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	$1,911,000	$2,216,760
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	1,760,000	1,650,898
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	390,000	336,406
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,002,000	970,146
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	189,000	205,059
Sinopec Group Overseas Development Ltd., Senior Notes	2.750%	4/10/19	980,000	978,218	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	1,380,000	1,453,063	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	4.450%	8/1/42	1,520,000	1,427,920
Williams Cos. Inc., Notes	7.875%	9/1/21	364,000	421,039
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	820,000	764,019
Total Oil, Gas & Consumable Fuels				18,507,220
Total Energy				22,461,396
Financials — 35.6%
Banks — 20.5%
Bank of America Corp., Junior Subordinated	6.250%	9/5/24	1,840,000	1,827,924	(b)(c)
Bank of America Corp., Junior Subordinated	6.500%	10/23/24	1,980,000	2,020,392	(b)(c)
Bank of America Corp., Senior Notes	4.100%	7/24/23	1,390,000	1,465,463
Bank of America Corp., Senior Notes	5.000%	1/21/44	3,040,000	3,417,939
Bank of America Corp., Senior Notes	4.875%	4/1/44	3,060,000	3,394,366
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	1,780,000	1,815,479
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	690,000	689,401
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,220,000	1,336,266
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	400,000	410,768	(b)(c)
BNP Paribas SA, Subordinated Bonds	4.250%	10/15/24	870,000	880,704
BPCE SA, Subordinated Notes	5.150%	7/21/24	1,180,000	1,218,241	(a)
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	1,160,000	1,075,900	(b)(c)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	790,000	780,125	(b)(c)
Citigroup Inc., Senior Notes	7.875%	5/15/25	260,000	347,297
Citigroup Inc., Senior Notes	8.125%	7/15/39	3,710,000	5,698,441
Citigroup Inc., Senior Notes	5.875%	1/30/42	80,000	101,004
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	2,060,000	2,007,544
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	60,000	74,955
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	2,410,000	3,127,611
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	230,000	252,980
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	3,960,000	4,744,195
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	630,000	729,225	(a)(b)(c)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	3,560,000	3,600,050	(b)(c)

See Notes to Financial Statements.

16	Western Asset Corporate Bond Fund 2014 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	$1,450,000	$1,630,599
ICICI Bank Ltd., Senior Notes	5.000%	1/15/16	220,000	227,064	(a)
ICICI Bank Ltd., Senior Notes	4.700%	2/21/18	410,000	433,314	(d)
Intesa Sanpaolo SpA, Senior Bonds	5.250%	1/12/24	830,000	900,762
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	700,000	680,622	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,070,000	1,010,615	(b)(c)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.125%	4/30/24	250,000	250,623	(b)(c)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	1,840,000	1,840,000	(b)(c)
JPMorgan Chase & Co., Senior Notes	4.850%	2/1/44	1,020,000	1,136,088
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	1,400,000	1,634,265
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	1,210,000	1,223,470
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	2,521,000	2,590,327	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	560,000	655,200	(b)(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	4.700%	7/3/18	720,000	745,757
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	3,577,000	3,886,035
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,390,000	1,507,159
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	4,810,000	4,901,765
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	410,000	426,360
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	1,610,000	1,891,571
Societe Generale SA, Junior Subordinated Notes	6.000%	1/27/20	1,630,000	1,489,233	(a)(b)(c)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,550,000	1,619,071	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/17/15	4,243,000	4,117,831	(b)(c)
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	2,010,000	2,057,135
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	1,270,000	1,450,500
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	500,000	518,036
Total Banks				79,839,672
Capital Markets — 3.8%
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	3,550,000	3,424,863	(a)(b)(c)
Credit Suisse NY, Senior Notes	3.625%	9/9/24	680,000	692,566
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	1,950,000	2,202,743
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,090,000	1,132,883
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	4,940,000	5,069,168
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	80,000	101,493
KKR Group Finance Co. III LLC, Senior Bonds	5.125%	6/1/44	1,010,000	1,093,318	(a)
Morgan Stanley, Subordinated Notes	5.000%	11/24/25	620,000	662,449
Morgan Stanley, Subordinated Notes	4.350%	9/8/26	380,000	382,792
Total Capital Markets				14,762,275

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Annual Report	17

Schedule of investments (cont’d)

December 31, 2014

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — 1.1%
American Express Co., Subordinated Notes	3.625%	12/5/24	$890,000	$899,264
SLM Corp., Senior Notes	6.125%	3/25/24	320,000	315,200
Synchrony Financial, Senior Notes	4.250%	8/15/24	2,860,000	2,938,115
Total Consumer Finance				4,152,579
Diversified Financial Services — 4.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	2,140,000	2,121,275	(a)
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	72,000	78,480
Blackstone Holdings Finance Co., LLC, Senior Notes	5.000%	6/15/44	950,000	1,024,522	(a)
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	990,000	1,153,684	(a)
CME Group Inc., Senior Notes	5.300%	9/15/43	3,300,000	4,014,423
General Electric Capital Corp., Medium-Term Notes	6.750%	3/15/32	5,000	6,849
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,310,000	1,859,347
General Electric Capital Corp., Senior Notes, Medium-Term Notes	6.150%	8/7/37	50,000	65,437
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	605,000	650,375	(b)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.370%	12/21/65	1,050,000	981,750	(a)(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	1,703,000	1,651,910	(a)(b)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	2,770,000	3,109,325	(a)
Voya Financial Inc., Senior Notes	5.700%	7/15/43	850,000	1,022,191
Total Diversified Financial Services				17,739,568
Insurance — 4.2%
AIA Group Ltd., Senior Notes	4.875%	3/11/44	1,750,000	1,998,078	(a)
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	771,000	851,955	(b)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	794,000	891,624
American International Group Inc., Senior Notes	4.500%	7/16/44	440,000	466,804
AXA SA, Subordinated Bonds	8.600%	12/15/30	1,630,000	2,218,477
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	850,000	1,021,181
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	1,800,000	2,277,619	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,552,000	1,738,240
MetLife Inc., Senior Bonds	4.721%	12/15/44	110,000	122,862
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	1,710,000	1,913,336	(a)
TIAA Asset Management Finance LLC, Senior Notes	2.950%	11/1/19	1,580,000	1,584,825	(a)
TIAA Asset Management Finance LLC, Senior Notes	4.125%	11/1/24	1,100,000	1,129,126	(a)
Total Insurance				16,214,127
Real Estate Investment Trusts (REITs) — 0.9%
Scentre Group Trust 1/Scentre Group Trust 2, Senior Notes	2.375%	11/5/19	1,430,000	1,421,175	(a)

See Notes to Financial Statements.

18	Western Asset Corporate Bond Fund 2014 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Real Estate Investment Trusts (REITs) — continued
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	$990,000	$1,060,095	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	1,080,000	1,098,167	(a)
Total Real Estate Investment Trusts (REITs)				3,579,437
Real Estate Management & Development — 0.3%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	800,000	1,076,698
Thrifts & Mortgage Finance — 0.3%
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	1,020,000	1,059,968
Total Financials				138,424,324
Health Care — 5.7%
Biotechnology — 1.6%
Amgen Inc., Senior Notes	3.625%	5/22/24	1,360,000	1,385,035
Celgene Corp., Senior Notes	3.625%	5/15/24	950,000	967,258
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	2,080,000	2,185,743
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	170,000	211,280
Gilead Sciences Inc., Senior Notes	4.800%	4/1/44	520,000	579,155
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	760,000	815,694
Total Biotechnology				6,144,165
Health Care Equipment & Supplies — 0.6%
Medtronic Inc., Senior Notes	3.500%	3/15/25	2,020,000	2,070,817	(a)
Medtronic Inc., Senior Notes	4.625%	3/15/44	310,000	335,062
Total Health Care Equipment & Supplies				2,405,879
Health Care Providers & Services — 1.9%
AmerisourceBergen Corp., Senior Bonds	3.400%	5/15/24	570,000	571,399
Anthem Inc., Senior Notes	5.100%	1/15/44	400,000	451,288
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	100,000	99,672
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	500,000	505,000	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	650,000	659,750	(a)
Humana Inc., Senior Notes	3.850%	10/1/24	470,000	477,135
Humana Inc., Senior Notes	4.950%	10/1/44	990,000	1,056,835
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	2,090,000	2,222,117
UnitedHealth Group Inc., Senior Notes	4.700%	2/15/21	920,000	1,036,816
UnitedHealth Group Inc., Senior Notes	3.950%	10/15/42	370,000	369,328
Total Health Care Providers & Services				7,449,340
Pharmaceuticals — 1.6%
AbbVie Inc., Senior Notes	2.900%	11/6/22	620,000	611,468
AbbVie Inc., Senior Notes	4.400%	11/6/42	110,000	113,943
Allergan Inc., Senior Notes	2.800%	3/15/23	270,000	249,536

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Annual Report	19

Schedule of investments (cont’d)

December 31, 2014

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	$320,000	$310,800
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	440,000	454,613
Perrigo Finance PLC, Senior Notes	3.500%	12/15/21	1,170,000	1,184,712
Pfizer Inc., Senior Notes	4.400%	5/15/44	1,690,000	1,846,087
Walgreens Boots Alliance Inc., Senior Notes	4.800%	11/18/44	360,000	381,099
Zoetis Inc., Senior Notes	3.250%	2/1/23	410,000	405,147
Zoetis Inc., Senior Notes	4.700%	2/1/43	550,000	561,950
Total Pharmaceuticals				6,119,355
Total Health Care				22,118,739
Industrials — 7.7%
Aerospace & Defense — 1.5%
BAE Systems Holdings Inc., Senior Bonds	3.800%	10/7/24	1,140,000	1,170,966	(a)
Exelis Inc., Senior Notes	5.550%	10/1/21	720,000	778,149
Rockwell Collins Inc., Senior Notes	3.700%	12/15/23	400,000	417,894
Textron Inc., Senior Notes	3.875%	3/1/25	3,600,000	3,613,705
Total Aerospace & Defense				5,980,714
Air Freight & Logistics — 0.1%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	220,000	293,567
Airlines — 2.3%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	1,890,000	1,939,896	(a)
Air Canada, Pass-Through Trust, Secured Notes	4.125%	5/15/25	390,445	394,350	(a)
American Airlines, Pass-Through Trust, Secured Bonds	4.375%	10/1/22	830,000	846,600
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	881,990	899,629	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	220,164	255,391
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Notes	3.900%	1/15/26	1,780,000	1,762,200
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	520,000	509,600
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	421,725	463,096
United Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	445,822	489,290
United Airlines Inc., Pass-Through Certificates, Secured Bond	5.375%	8/15/21	740,000	745,550
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	616,011	680,692
Total Airlines				8,986,294
Commercial Services & Supplies — 0.4%
Republic Services Inc., Senior Notes	5.000%	3/1/20	520,000	575,569
Waste Management Inc., Senior Notes	3.500%	5/15/24	400,000	405,813
Waste Management Inc., Senior Notes	7.750%	5/15/32	300,000	438,334
Total Commercial Services & Supplies				1,419,716

See Notes to Financial Statements.

20	Western Asset Corporate Bond Fund 2014 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Electrical Equipment — 0.5%
Eaton Corp., Senior Notes	7.650%	11/15/29	$1,500,000	$2,123,630
Industrial Conglomerates — 0.7%
General Electric Co., Senior Notes	4.125%	10/9/42	1,880,000	1,954,322
General Electric Co., Senior Notes	4.500%	3/11/44	810,000	894,120
Total Industrial Conglomerates				2,848,442
Machinery — 0.4%
Crane Co., Senior Notes	4.450%	12/15/23	740,000	781,572
Ingersoll-Rand Luxembourg Finance SA, Senior Notes	3.550%	11/1/24	730,000	727,043
Total Machinery				1,508,615
Marine — 0.3%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	970,000	977,275	(e)
Road & Rail — 1.5%
Burlington Northern Santa Fe LLC, Senior Bonds	4.550%	9/1/44	360,000	387,995
Burlington Northern Santa Fe LLC, Senior Notes	3.750%	4/1/24	750,000	781,460
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	1,780,000	1,874,831
Burlington Northern Santa Fe LLC, Senior Notes	4.900%	4/1/44	610,000	688,624
CSX Corp., Senior Notes	4.750%	5/30/42	1,260,000	1,389,266
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	280,000	280,000	(a)
Southern Railway Co., Senior Notes	7.875%	5/15/43	348,000	550,130
Total Road & Rail				5,952,306
Total Industrials				30,090,559
Information Technology — 1.9%
Electronic Equipment, Instruments & Components — 0.6%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	2,320,000	2,354,800
Semiconductors & Semiconductor Equipment — 1.3%
KLA-Tencor Corp., Senior Notes	3.375%	11/1/19	780,000	795,554
KLA-Tencor Corp., Senior Notes	4.125%	11/1/21	900,000	923,234
KLA-Tencor Corp., Senior Notes	4.650%	11/1/24	2,490,000	2,582,738
KLA-Tencor Corp., Senior Notes	5.650%	11/1/34	490,000	521,417
Total Semiconductors & Semiconductor Equipment				4,822,943
Total Information Technology				7,177,743
Materials — 4.9%
Chemicals — 0.4%
Ecolab Inc., Senior Notes	4.350%	12/8/21	1,120,000	1,222,174
LYB International Finance BV, Senior Bonds	4.875%	3/15/44	280,000	289,187
Potash Corp. of Saskatchewan Inc., Senior Notes	3.625%	3/15/24	140,000	143,927
Total Chemicals				1,655,288

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Annual Report	21

Schedule of investments (cont’d)

December 31, 2014

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Containers & Packaging — 0.1%
Packaging Corp. of America, Senior Notes	3.650%	9/15/24	$450,000	$443,872
Metals & Mining — 4.1%
Alcoa Inc., Senior Notes	5.125%	10/1/24	880,000	934,356
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	570,000	549,390
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	280,000	272,970
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	1,680,000	1,698,733
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	820,000	933,220
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	125,000	68,750
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	170,000	92,225
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	100,000	97,389
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	30,000	28,380
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	1,430,000	1,409,424	(a)
Glencore Funding LLC, Senior Notes	3.125%	4/29/19	1,150,000	1,155,232	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	270,000	272,403	(a)
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,100,000	1,142,824
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	720,000	758,194
Southern Copper Corp., Senior Notes	5.375%	4/16/20	730,000	798,649
Southern Copper Corp., Senior Notes	5.250%	11/8/42	450,000	404,256
Vale Overseas Ltd., Notes	6.875%	11/21/36	457,000	484,050
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	1,810,000	1,877,875	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	750,000	735,000	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	470,000	475,822	(a)
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	1,720,000	1,681,824
Total Metals & Mining				15,870,966
Paper & Forest Products — 0.3%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	840,000	836,640
Georgia-Pacific LLC, Senior Notes	3.600%	3/1/25	330,000	332,095	(a)
Total Paper & Forest Products				1,168,735
Total Materials				19,138,861
Telecommunication Services — 5.6%
Diversified Telecommunication Services — 5.5%
AT&T Inc., Senior Notes	3.875%	8/15/21	470,000	492,480
AT&T Inc., Senior Notes	5.350%	9/1/40	1,677,000	1,822,423
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	400,000	434,768	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	545,000	857,766
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,160,000	2,195,100	(a)
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	930,000	937,213	(a)
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	620,000	642,335

See Notes to Financial Statements.

22	Western Asset Corporate Bond Fund 2014 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	$4,075,000	$5,028,322
Verizon Communications Inc., Senior Notes	4.750%	11/1/41	4,240,000	4,363,320
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	1,080,000	1,385,667
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	3,113,000	3,205,581	(a)
Total Diversified Telecommunication Services				21,364,975
Wireless Telecommunication Services — 0.1%
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	260,000	362,314
Total Telecommunication Services				21,727,289
Utilities — 3.3%
Electric Utilities — 3.1%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	1,240,000	1,389,875
Cleveland Electric Illuminating Co., Senior Secured Bonds	8.875%	11/15/18	1,350,000	1,667,561
Cleveland Electric Illuminating Co., Senior Secured Notes	7.880%	11/1/17	850,000	988,458
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	390,000	408,525	(a)
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	1,136,856
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000	1,644,480
FirstEnergy Corp., Notes	7.375%	11/15/31	1,140,000	1,383,374
Pacific Gas & Electric Co., Senior Notes	3.250%	9/15/21	380,000	388,673
Pacific Gas & Electric Co., Senior Notes	3.250%	6/15/23	750,000	752,809
Pacific Gas & Electric Co., Senior Notes	4.500%	12/15/41	1,010,000	1,098,316
Pacific Gas & Electric Co., Senior Notes	4.300%	3/15/45	560,000	577,268
Pennsylvania Electric Co., Senior Notes	4.150%	4/15/25	510,000	507,466	(a)
Total Electric Utilities				11,943,661
Gas Utilities — 0.2%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	815,000	876,783	(a)
Total Utilities				12,820,444
Total Corporate Bonds & Notes (Cost — $320,403,301)				342,731,897
Asset-Backed Securities — 1.6%
Babson CLO Ltd., 2014-IA C	3.680%	7/20/25	250,000	235,284	(a)(b)
Countrywide Asset-Backed Certificates, 2004-6 1A1	0.710%	12/25/34	1,566,094	1,493,078	(b)
Dryden Senior Loan Fund, 2014-31A C	3.081%	4/18/26	250,000	242,594	(a)(b)
Hildene CLO Ltd., 2014-2A D	3.931%	7/19/26	300,000	284,523	(a)(b)
LCM Limited Partnership, 16A D	3.858%	7/15/26	250,000	236,624	(a)(b)
Madison Park Funding Ltd., 2013-11A C	2.981%	10/23/25	400,000	382,930	(a)(b)
Morgan Stanley Capital Inc., 2005-WMC2 M2	0.815%	2/25/35	825,185	818,386	(b)
Neuberger Berman CLO Ltd., 2013-15A C	3.081%	10/15/25	250,000	240,197	(a)(b)
Palmer Square CLO Ltd., 2013-2A B	3.278%	10/17/25	250,000	243,722	(a)(b)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Annual Report	23

Schedule of investments (cont’d)

December 31, 2014

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
SLM Student Loan Trust, 2011-A A3	2.661%	1/15/43	$1,410,000	$1,501,646	(a)(b)
Whitehorse Ltd., 2013-1A A3L	3.233%	11/24/25	400,000	388,930	(a)(b)
Total Asset-Backed Securities (Cost — $5,927,844)				6,067,914
Collateralized Mortgage Obligations — 2.7%
Banc of America Commercial Mortgage Trust, 2006-2 AJ	5.763%	5/10/45	1,480,000	1,548,837	(b)
Colony Mortgage Capital Ltd., 2014-FL1 C	2.790%	4/8/31	1,190,000	1,191,683	(a)(b)
Colony Mortgage Capital Ltd., 2014-FL1 D	3.844%	4/8/31	350,000	350,580	(a)(b)
Connecticut Avenue Securities, 2014-C01 M2	4.570%	1/25/24	2,180,000	2,246,603	(b)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.470%	1/25/36	2,246,720	1,892,132	(b)
Morgan Stanley Capital I Trust, 2006-IQ11 AJ	5.660%	10/15/42	780,000	815,644	(b)
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	1,850,168	1,759,671
Structured Agency Credit Risk Debt Notes, 2014-HQ3 M3	4.920%	10/25/24	760,000	750,194	(b)
Total Collateralized Mortgage Obligations (Cost — $10,770,337)				10,555,344
Mortgage-backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC) (Cost — $10,216)	2.231%	9/1/24	10,210	10,416	(b)
Municipal Bonds — 1.2%
Alabama — 0.1%
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	530,000	590,780
California — 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	600,000	884,394
University of California Revenue	4.062%	5/15/33	550,000	563,981
Total California				1,448,375
Illinois — 0.3%
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	445,000	498,275
Illinois State, GO, Taxable	5.650%	12/1/38	670,000	691,943
Total Illinois				1,190,218
New York — 0.2%
Port Authority of New York & New Jersey, Taxable Consolidated	4.960%	8/1/46	770,000	872,418
Ohio — 0.2%
American Municipal Power-Ohio Inc., OH, Revenue, Build America Bonds	7.499%	2/15/50	480,000	713,755
Total Municipal Bonds (Cost — $4,274,378)				4,815,546
Sovereign Bonds — 1.8%
Argentina — 0.5%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	583,000	568,133

See Notes to Financial Statements.

24	Western Asset Corporate Bond Fund 2014 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Argentina — continued
Republic of Argentina, Senior Bonds	7.000%	4/17/17	$1,540,000	$1,463,593
Total Argentina				2,031,726
Brazil — 0.2%
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	620,000	620,775
Colombia — 0.4%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	1,420,000	1,604,600
Panama — 0.2%
Republic of Panama, Senior Bonds	4.300%	4/29/53	900,000	850,500
Turkey — 0.5%
Republic of Turkey, Notes	6.000%	1/14/41	970,000	1,104,588
Republic of Turkey, Notes	4.875%	4/16/43	680,000	680,734
Total Turkey				1,785,322
Total Sovereign Bonds (Cost — $6,765,547)				6,892,923
U.S. Government & Agency Obligations — 1.0%
U.S. Government Obligations — 1.0%
U.S. Treasury Bonds	3.125%	8/15/44	1,590,000	1,712,107
U.S. Treasury Notes	2.250%	11/15/24	2,110,000	2,124,507
Total U.S. Government & Agency Obligations (Cost — $3,830,811)				3,836,614

			Shares
Preferred Stocks — 1.0%
Financials — 1.0%
Banks — 0.3%
M&T Bank Corp.	6.375%		1,000	1,047,500
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%		110,411	2,912,642	(b)
Total Preferred Stocks (Cost — $3,577,586)				3,960,142
Total Investments before Short-Term Investments (Cost — $355,560,020)				378,870,796

			Face Amount
Short-Term Investments — 1.4%
Repurchase Agreements — 1.4%
State Street Bank & Trust Co., repurchase agreement dated 12/31/14; Proceeds at maturity — $5,436,000; (Fully collateralized by U.S. government obligations, 8.000% due 11/15/21; Market value — $5,551,036) (Cost — $5,436,000)	0.000%	1/2/15	$5,436,000	5,436,000
Total Investments — 98.8% (Cost — $360,996,020#)				384,306,796
Other Assets in Excess of Liabilities — 1.2%				4,650,279
Total Net Assets — 100.0%				$388,957,075

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Annual Report	25

Schedule of investments (cont’d)

December 31, 2014

Western Asset Corporate Bond Fund

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Illiquid security (unaudited).

#	Aggregate cost for federal income tax purposes is $362,753,373.

Abbreviations used in this schedule:
CLO	— Collateral Loan Obligation
GO	— General Obligation

See Notes to Financial Statements.

26	Western Asset Corporate Bond Fund 2014 Annual Report

Statement of assets and liabilities

December 31, 2014

Assets:
Investments, at value (Cost — $360,996,020)	$384,306,796
Cash	660
Interest receivable	4,167,278
Deposits with brokers for open futures contracts	1,237,330
Receivable for Fund shares sold	435,468
Unrealized appreciation on forward foreign currency contracts	308,242
Receivable for securities sold	92,690
OTC swaps, at value (premiums paid — $3,729)	11,208
Deposits with brokers for centrally cleared swap contracts	1,000
Principal paydown receivable	361
Prepaid expenses	53,648
Other assets	1,226
Total Assets	390,615,907

Liabilities:
Payable for Fund shares repurchased	525,788
OTC swaps, at value (premiums received — $92,486)	197,206
Investment management fee payable	164,770
Payable to broker — variation margin on open futures contracts	144,704
Service and/or distribution fees payable	105,937
Payable for securities purchased	75,612
Distributions payable	59,327
Unrealized depreciation on forward foreign currency contracts	40,617
Payable for open OTC swap contracts	4,362
Trustees’ fees payable	906
Accrued expenses	339,603
Total Liabilities	1,658,832
Total Net Assets	$388,957,075

Net Assets:
Par value (Note 7)	$315
Paid-in capital in excess of par value	458,846,210
Overdistributed net investment income	(180,380)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(90,983,305)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	21,274,235
Total Net Assets	$388,957,075

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Annual Report	27

Statement of assets and liabilities (cont’d)

Shares Outstanding:
Class A	20,675,880
Class B	601,537
Class C	61,757
Class C1	1,606,405
Class I	1,935,693
Class P	6,651,379

Net Asset Value:
Class A (and redemption price)	$12.34
Class B*	$12.30
Class C*	$12.34
Class C1*	$12.27
Class I (and redemption price)	$12.35
Class P (and redemption price)	$12.33
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.89

*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

28	Western Asset Corporate Bond Fund 2014 Annual Report

Statement of operations

For the Year Ended December 31, 2014

Investment Income:
Interest	$18,003,328
Dividends	303,923
Total Investment Income	18,307,251

Expenses:
Investment management fee (Note 2)	1,980,024
Service and/or distribution fees (Notes 2 and 5)	1,304,395
Transfer agent fees (Note 5)	751,365
Registration fees	90,416
Shareholder reports	55,704
Audit and tax fees	43,325
Fund accounting fees	39,863
Legal fees	28,539
Insurance	8,133
Custody fees	7,349
Trustees’ fees	7,060
Miscellaneous expenses	6,265
Total Expenses	4,322,438
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(600)
Net Expenses	4,321,838
Net Investment Income	13,985,413

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	13,062,872
Futures contracts	(5,318,194)
Swap contracts	66,928
Foreign currency transactions	210,894
Net Realized Gain	8,022,500
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	12,250,232
Futures contracts	(3,123,668)
Swap contracts	(135,815)
Foreign currencies	(270,999)
Change in Net Unrealized Appreciation (Depreciation)	8,719,750
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	16,742,250
Increase in Net Assets from Operations	$30,727,663

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Annual Report	29

Statements of changes in net assets

For the Years Ended December 31,	2014	2013

Operations:
Net investment income	$13,985,413	$15,287,889
Net realized gain	8,022,500	14,520,934
Change in net unrealized appreciation (depreciation)	8,719,750	(30,739,412)
Increase (Decrease) in Net Assets from Operations	30,727,663	(930,589)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(15,420,606)	(16,825,088)
Decrease in Net Assets from Distributions to Shareholders	(15,420,606)	(16,825,088)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	48,904,993	48,545,850
Reinvestment of distributions	14,872,452	16,249,500
Cost of shares repurchased	(87,168,551)	(146,665,787)
Decrease in Net Assets from Fund Share Transactions	(23,391,106)	(81,870,437)
Decrease in Net Assets	(8,084,049)	(99,626,114)

Net Assets:
Beginning of year	397,041,124	496,667,238
End of year*	$388,957,075	$397,041,124
*Includesoverdistributed net investment income of:	$(180,380)	$(34,452)

See Notes to Financial Statements.

30	Western Asset Corporate Bond Fund 2014 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.87	$12.32	$11.20	$11.16	$10.56

Income (loss) from operations:
Net investment income	0.44	0.43	0.45	0.53	0.58
Net realized and unrealized gain (loss)	0.52	(0.41)	1.15	0.04	0.61
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01
Total income from operations	0.96	0.02	1.60	0.57	1.20

Less distributions from:
Net investment income	(0.49)	(0.47)	(0.48)	(0.53)	(0.60)
Total distributions	(0.49)	(0.47)	(0.48)	(0.53)	(0.60)

Net asset value, end of year	$12.34	$11.87	$12.32	$11.20	$11.16
Total return[2]	8.14%	0.20%	14.50%	5.19%	11.53%[3]

Net assets, end of year (millions)	$255	$255	$301	$287	$308

Ratios to average net assets:
Gross expenses	1.03%	1.03%	1.06%	1.07%	1.05%
Net expenses[4]	1.03	1.03	1.06	1.07	1.05
Net investment income	3.60	3.57	3.81	4.66	5.26

Portfolio turnover rate	109%	120%	142%	98%[5]	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.43%. Class A received $259,239 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class B Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.84	$12.28	$11.17	$11.13	$10.53

Income (loss) from operations:
Net investment income	0.33	0.33	0.36	0.43	0.50
Net realized and unrealized gain (loss)	0.50	(0.39)	1.13	0.05	0.62
Proceeds from settlement of a regulatory matter	—	—	—	—	0.04
Total income (loss) from operations	0.83	(0.06)	1.49	0.48	1.16

Less distributions from:
Net investment income	(0.37)	(0.38)	(0.38)	(0.44)	(0.56)
Total distributions	(0.37)	(0.38)	(0.38)	(0.44)	(0.56)

Net asset value, end of year	$12.30	$11.84	$12.28	$11.17	$11.13
Total return[2]	7.08%	(0.50)%	13.52%	4.37%	11.18%[3]

Net assets, end of year (millions)	$7	$13	$21	$27	$42

Ratios to average net assets:
Gross expenses	1.96%	1.81%	1.87%	1.87%	1.79%
Net expenses[4]	1.96	1.81	1.87	1.87	1.79
Net investment income	2.66	2.76	3.03	3.85	4.54

Portfolio turnover rate	109%	120%	142%	98%[5]	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.78%. Class B received $208,492 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

32	Western Asset Corporate Bond Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2014	2013	2012[2]

Net asset value, beginning of year	$11.88	$12.33	$12.10

Income (loss) from operations:
Net investment income	0.35	0.34	0.14
Net realized and unrealized gain (loss)	0.51	(0.41)	0.24
Total income (loss) from operations	0.86	(0.07)	0.38

Less distributions from:
Net investment income	(0.40)	(0.38)	(0.15)
Total distributions	(0.40)	(0.38)	(0.15)

Net asset value, end of year	$12.34	$11.88	$12.33
Total return[3]	7.27%	(0.50)%	3.17%

Net assets, end of year (000s)	$762	$396	$849

Ratios to average net assets:
Gross expenses	1.87%	1.96%	1.64%[4]
Net expenses[5,6]	1.75 [7]	1.73 [7]	1.64 [4]
Net investment income	2.86	2.84	2.81 [4]

Portfolio turnover rate	109%	120%	142%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1,2]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.80	$12.25	$11.14	$11.10	$10.50

Income (loss) from operations:
Net investment income	0.38	0.37	0.38	0.45	0.50
Net realized and unrealized gain (loss)	0.51	(0.41)	1.14	0.05	0.61
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01
Total income (loss) from operations	0.89	(0.04)	1.52	0.50	1.12

Less distributions from:
Net investment income	(0.42)	(0.41)	(0.41)	(0.46)	(0.52)
Total distributions	(0.42)	(0.41)	(0.41)	(0.46)	(0.52)

Net asset value, end of year	$12.27	$11.80	$12.25	$11.14	$11.10
Total return[3]	7.62%	(0.27)%	13.78%	4.51%	10.80%[4]

Net assets, end of year (millions)	$20	$25	$38	$47	$56

Ratios to average net assets:
Gross expenses	1.54%	1.50%	1.67%	1.73%	1.76%
Net expenses[5]	1.54	1.50	1.67	1.73	1.76
Net investment income	3.08	3.08	3.23	4.00	4.55

Portfolio turnover rate	109%	120%	142%	98%[6]	60%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.70%. Class C received $57,213 related to this distribution.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

34	Western Asset Corporate Bond Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.88	$12.33	$11.21	$11.16	$10.56

Income (loss) from operations:
Net investment income	0.48	0.46	0.49	0.56	0.62
Net realized and unrealized gain (loss)	0.52	(0.40)	1.15	0.06	0.60
Total income from operations	1.00	0.06	1.64	0.62	1.22

Less distributions from:
Net investment income	(0.53)	(0.51)	(0.52)	(0.57)	(0.62)
Total distributions	(0.53)	(0.51)	(0.52)	(0.57)	(0.62)

Net asset value, end of year	$12.35	$11.88	$12.33	$11.21	$11.16
Total return[2]	8.49%	0.51%	14.90%	5.62%	11.82%

Net assets, end of year (millions)	$24	$16	$18	$14	$13

Ratios to average net assets:
Gross expenses	0.70%	0.72%	0.70%	0.74%	0.72%
Net expenses[3]	0.70	0.72	0.70	0.74	0.70 [4,5]
Net investment income	3.92	3.87	4.13	5.00	5.61

Portfolio turnover rate	109%	120%	142%	98%[6]	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

Effective at the close of business on July 10, 2009, management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 0.65% for Class I shares until April 30, 2010.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2014 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class P Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.86	$12.31	$11.19	$11.15	$10.55

Income (loss) from operations:
Net investment income	0.42	0.41	0.44	0.51	0.56
Net realized and unrealized gain (loss)	0.52	(0.41)	1.14	0.04	0.61
Total income from operations	0.94	—	1.58	0.55	1.17

Less distributions from:
Net investment income	(0.47)	(0.45)	(0.46)	(0.51)	(0.57)
Total distributions	(0.47)	(0.45)	(0.46)	(0.51)	(0.57)

Net asset value, end of year	$12.33	$11.86	$12.31	$11.19	$11.15
Total return[2]	8.00%	0.05%	14.33%	5.01%	11.30%

Net assets, end of year (millions)	$82	$88	$118	$129	$160

Ratios to average net assets:
Gross expenses	1.16%	1.19%	1.22%	1.24%	1.20%
Net expenses[3]	1.16	1.19	1.22	1.24	1.18 [4,5]
Net investment income	3.46	3.40	3.66	4.49	5.14

Portfolio turnover rate	109%	120%	142%	98%[6]	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 1.15% for Class P shares until April 30, 2010.

[6]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

36	Western Asset Corporate Bond Fund 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Corporate Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Western Asset Corporate Bond Fund 2014 Annual Report	37

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

38	Western Asset Corporate Bond Fund 2014 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$342,731,897	—	$342,731,897
Asset-backed securities	—	6,067,914	—	6,067,914
Collateralized mortgage obligations	—	10,555,344	—	10,555,344
Mortgage-backed securities	—	10,416	—	10,416
Municipal bonds	—	4,815,546	—	4,815,546
Sovereign bonds	—	6,892,923	—	6,892,923
U.S. government & agency obligations	—	3,836,614	—	3,836,614
Preferred stocks	$3,960,142	—	—	3,960,142
Total long-term investments	$3,960,142	$374,910,654	—	$378,870,796
Short-term investments†	—	5,436,000	—	5,436,000
Total investments	$3,960,142	$380,346,654	—	$384,306,796
Other financial instruments:
Futures contracts	$6,683	—	—	$6,683
Forward foreign currency contracts	—	$308,242	—	308,242
OTC credit default swaps on corporate issues — buy protection‡	—	11,208	—	11,208
Total other financial instruments	$6,683	$319,450	—	$326,133
Total	$3,966,825	$380,666,104	—	$384,632,929

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$2,213,608	—	—	$2,213,608
Forward foreign currency contracts	—	$40,617	—	40,617
OTC total return swaps‡	—	57,399	—	57,399
OTC credit default swaps on corporate issues — buy protection‡	—	139,807	—	139,807
Total	$2,213,608	$237,823	—	$2,451,431

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund

Western Asset Corporate Bond Fund 2014 Annual Report	39

Notes to financial statements (cont’d)

to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts to hedge against, or manage exposure to, foreign issues or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

40	Western Asset Corporate Bond Fund 2014 Annual Report

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use

Western Asset Corporate Bond Fund 2014 Annual Report	41

Notes to financial statements (cont’d)

a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

42	Western Asset Corporate Bond Fund 2014 Annual Report

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Western Asset Corporate Bond Fund 2014 Annual Report	43

Notes to financial statements (cont’d)

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2014, the Fund held forward foreign currency contracts, OTC credit default swaps and OTC total return swaps with credit related contingent features which

44	Western Asset Corporate Bond Fund 2014 Annual Report

had a liability position of $237,823. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and

Western Asset Corporate Bond Fund 2014 Annual Report	45

Notes to financial statements (cont’d)

federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$13,944,002	$(13,944,002)
(b)	$1,289,265	(1,289,265)	—

(a)	Reclassifications are due to the expiration of a capital loss carryforward.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

During the year ended December 31, 2014, fees waived and/or expenses reimbursed amounted to $600.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

46	Western Asset Corporate Bond Fund 2014 Annual Report

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2014, LMIS and its affiliates retained sales charges of $27,046 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$41	$4,538	$132

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$307,645,525	$118,287,622
Sales	331,828,123	121,745,401

At December 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,032,523
Gross unrealized depreciation	(2,479,100)
Net unrealized appreciation	$21,553,423

At December 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	407	3/15	$89,052,151	$88,967,656	$(84,495)
U.S. Treasury 5-Year Notes	148	3/15	17,594,911	17,601,594	6,683
					(77,812)

Western Asset Corporate Bond Fund 2014 Annual Report	47

Notes to financial statements (cont’d)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
U.S. Treasury 10-Year Notes	433	3/15	$54,452,288	$54,903,047	$(450,759)
U.S. Treasury Long-Term Bonds	197	3/15	27,602,469	28,478,812	(876,343)
U.S. Treasury Ultra Long-Term Bonds	107	3/15	16,873,051	17,675,062	(802,011)
					(2,129,113)
Net unrealized depreciation on open futures contracts					$(2,206,925)

At December 31, 2014, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	121,300,000	USD	1,940,179	Citibank N.A.	1/16/15	$(22,991)
JPY	209,900,000	USD	1,770,153	Citibank N.A.	1/16/15	(17,626)
USD	1,984,535	EUR	1,570,000	Citibank N.A.	1/16/15	84,533
USD	1,976,236	JPY	209,900,000	Citibank N.A.	1/16/15	223,709
Total						$267,625

Abbreviations used in this table:
EUR	— Euro
INR	— Indian Rupee
JPY	— Japanese Yen
USD	— United States Dollar

At December 31, 2014, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2014[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse (Air Products & Chemicals Inc., 3.000%, due 11/3/21)	$960,000	3/20/18	0.23%	1.000% quarterly	$(23,532)	$(12,634)	$(10,898)
Goldman Sachs (Energy Transfer Partners LP, 5.950%, due 2/1/15)	1,000,000	12/20/18	1.29%	1.000% quarterly	11,208	3,729	7,479
Goldman Sachs (Kinder Morgan Energy Partners LP, 3.950%, due 9/1/22)	2,000,000	12/20/18	0.56%	1.000% quarterly	(33,905)	(14,337)	(19,568)
Goldman Sachs (E.I. du Pont de Nemours & Co., 5.250%, due 12/15/16)	1,350,000	3/20/19	0.30%	1.000% quarterly	(38,931)	(32,449)	(6,482)
Goldman Sachs (PPG Industries Inc., 6.650%, due 3/15/18)	1,475,887	3/20/19	0.29%	1.000% quarterly	(43,439)	(33,066)	(10,373)
Total	$6,785,887				$(128,599)	$(88,757)	$(39,842)

48	Western Asset Corporate Bond Fund 2014 Annual Report

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund	Periodic Payments Received by the Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$1,898,664	3/23/15	If positive, the total return of the S&P 500 Health Care Index‡	3-Month LIBOR 1 Time†	—	$(11,479)	*
Barclays Capital Inc.	1,900,577	3/23/15	3-Month LIBOR 1 Time†	If positive, the total return of the S&P 500 Information Technology Index‡	—	(45,920)	*
Total	$3,799,241				—	$(57,399)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on total return of the referenced entity.
*	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$6,683	—	—	$6,683
Forward foreign currency contracts	—	$308,242	—	308,242
OTC swap contracts[3]	—	—	$11,208	11,208
Total	$6,683	$308,242	$11,208	$326,133

Western Asset Corporate Bond Fund 2014 Annual Report	49

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts[2]	$2,213,608	—	—	—	$2,213,608
Forward foreign currency contracts	—	$40,617	—	—	40,617
OTC swap contracts[3]	—	—	$139,807	$57,399	197,206
Total	$2,213,608	$40,617	$139,807	$57,399	$2,451,431

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(5,528,406)	—	$210,212	$(5,318,194)
Swap contracts	—	—	66,928	66,928
Forward foreign currency contracts[1]	—	$210,894	—	210,894
Total	$(5,528,406)	$210,894	$277,140	$(5,040,372)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts	$(3,123,668)	—	—	—	$(3,123,668)
Swap contracts	—	—	$(78,416)	$(57,399)	(135,815)
Forward foreign currency contracts[1]	—	$(270,999)	—	—	(270,999)
Total	$(3,123,668)	$(270,999)	$(78,416)	$(57,399)	$(3,530,482)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

50	Western Asset Corporate Bond Fund 2014 Annual Report

During the year ended December 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$106,804,075
Futures contracts (to sell)	96,129,821
Forward foreign currency contracts (to buy)	4,488,882
Forward foreign currency contracts (to sell)	2,965,149

Average Notional Balance
Credit default swap contracts (to buy protection)	$6,568,511
Credit default swap contracts (to sell protection)†	1,869,231
Total return swap contracts	292,249

†	At December 31, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$308,242	—	$308,242
OTC swap contracts	11,208	—	11,208
Total	$319,450	—	$319,450

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$144,704	$(144,704)	—
Forward foreign currency contracts	40,617	—	$40,617
OTC swap contracts	197,206	—	197,206
Total	$382,527	$(144,704)	$237,823

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

Western Asset Corporate Bond Fund 2014 Annual Report	51

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C, Class C1 and Class P shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C, Class C1 and Class P shares calculated at the annual rate of 0.50%, 0.75%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$644,994	$524,622
Class B	74,960	63,980
Class C	4,954	1,493
Class C1	150,680	57,901
Class I	—	25,217
Class P	428,807	78,152
Total	$1,304,395	$751,365

For the year ended December 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	$600
Class C1	—
Class I	—
Class P	—
Total	$600

6. Distributions to shareholders by class

	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Investment Income:
Class A	$10,216,012	$10,736,629
Class B	300,430	530,262
Class C	16,258	16,823
Class C1	740,319	1,047,714
Class I	871,087	710,679
Class P	3,276,500	3,782,981
Total	$15,420,606	$16,825,088

52	Western Asset Corporate Bond Fund 2014 Annual Report

7. Shares of beneficial interest

At December 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,620,894	$32,135,773	2,752,744	$33,209,744
Shares issued on reinvestment	810,844	9,974,614	878,389	10,490,061
Shares repurchased	(4,201,271)	(51,497,209)	(6,585,447)	(78,757,632)
Net decrease	(769,533)	$(9,386,822)	(2,954,314)	$(35,057,827)

Class B
Shares sold	18,446	$226,134	15,579	$188,095
Shares issued on reinvestment	23,527	287,990	43,016	512,492
Shares repurchased	(573,934)	(6,998,042)	(647,630)	(7,729,306)
Net decrease	(531,961)	$(6,483,918)	(589,035)	$(7,028,719)

Class C
Shares sold	39,082	$482,123	6,920	$83,732
Shares issued on reinvestment	1,048	12,911	1,051	12,540
Shares repurchased	(11,749)	(142,765)	(43,509)	(527,180)
Net increase (decrease)	28,381	$352,269	(35,538)	$(430,908)

Class C1
Shares sold	216,902	$2,641,694	327,745	$3,926,064
Shares issued on reinvestment	58,071	709,805	84,664	1,005,905
Shares repurchased	(743,421)	(9,027,070)	(1,459,234)	(17,393,881)
Net decrease	(468,448)	$(5,675,571)	(1,046,825)	$(12,461,912)

Class I
Shares sold	860,070	$10,605,797	657,910	$7,948,277
Shares issued on reinvestment	54,332	669,730	42,392	507,327
Shares repurchased	(333,946)	(4,104,147)	(810,062)	(9,733,385)
Net increase (decrease)	580,456	$7,171,380	(109,760)	$(1,277,781)

Class P
Shares sold	230,061	$2,813,472	265,889	$3,189,938
Shares issued on reinvestment	261,794	3,217,402	311,774	3,721,175
Shares repurchased	(1,258,472)	(15,399,318)	(2,720,975)	(32,524,403)
Net decrease	(766,617)	$(9,368,444)	(2,143,312)	$(25,613,290)

Western Asset Corporate Bond Fund 2014 Annual Report	53

Notes to financial statements (cont’d)

8. Income tax Information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class B	Class C	Class C1	Class I	Class P
Daily 1/30/2015	$0.038070	$0.025380	$0.030472	$0.031953	$0.041832	$0.036389

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$15,420,606	$16,825,088

As of December 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$94,914
Deferred capital losses*	(7,767,090)
Capital loss carryforward**	(83,645,975)
Other book/tax temporary differences(a)	1,911,819
Unrealized appreciation (depreciation)(b)	19,516,882
Total accumulated earnings (losses) — net	$(69,889,450)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of December 31, 2014, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2015	$(7,587,080)
12/31/2016	(37,676,648)
12/31/2017	(38,382,247)
$(83,645,975)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

54	Western Asset Corporate Bond Fund 2014 Annual Report

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Corporate Bond Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Corporate Bond Fund as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 20, 2015

Western Asset Corporate Bond Fund 2014 Annual Report	55

Board approval of management and

subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2014, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Corporate Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the

56	Western Asset Corporate Bond Fund

Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

Western Asset Corporate Bond Fund	57

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as BBB-rated corporate debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2014 was above the median and that its performance for the 10-year period ended June 30, 2014 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information provided by Lipper comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, Subadviser’s fees and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as BBB-rated corporate debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee

58	Western Asset Corporate Bond Fund

was below the median and that its Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2016.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee, which was reduced in August 2012, is approximately equivalent to the asset-weighted average of management fees paid by other funds with the same Lipper investment classification/objective at all asset levels. In addition, the Board noted that the Fund’s Contractual Management Fee is below the median of its expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Corporate Bond Fund	59

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Corporate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

60	Western Asset Corporate Bond Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 (Chair of the Board since 2013)
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Corporate Bond Fund	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

62	Western Asset Corporate Bond Fund

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Corporate Bond Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

64	Western Asset Corporate Bond Fund

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Western Asset Corporate Bond Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

66	Western Asset Corporate Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2014:

Record date:	Daily	Daily
Payable date:	1/31/2014	February 2014 - December 2014
Ordinary income:
Qualified dividend income for individuals	3.87%	6.67%
Dividends qualifying for the dividends
received deduction for corporations	3.61%	6.23%
Interest from Federal obligations	1.11%	1.11%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record date:	Daily
Payable date:	Monthly
Qualified net investment income	61.00%

Please retain this information for your records.

Western Asset Corporate Bond Fund	67

Western Asset

Corporate Bond Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Corporate Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Corporate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Corporate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD00317 2/15 SR15-2419

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2013 and December 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $171,929 in 2013 and $88,114 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2013 and $0 in 2014.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $14,450 in 2013 and $7,480 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2015